UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  April 8, 2003
                                                --------------------------------

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement relating to the MASTR Alternative Loan Trust 2003-4 Mortgage Pass-Through Certificates, Series 2003-4)


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                    333-101254              06-1204982
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(State or other jurisdiction of        (Commission            (IRS Employer
         incorporation)                File Number)          Identification No.)



1285 Avenue of the Americas, New York, New York                     10019
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   (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code (212) 713-2000
                                                  ------------------------------



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.     Other Events
            ------------

            Attached as exhibits are certain Collateral Term Sheets, (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities Association) prepared by UBS Warburg LLC, which are hereby filed pursuant to such letter.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
------------------                          -----------
        99                                  Collateral Term Sheets prepared by
                                            UBS Warburg LLC in connection with
                                            MASTR Alternative Loan Trust 2003-4
                                            Mortgage Pass-Through Certificates,
                                            Series 2003-4

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MORTGAGE ASSET SECURITIZATION
                                          TRANSACTIONS, INC.


April 8, 2003

                                          By:      /s/ Hugh T. Corcoran
                                             -----------------------------------
                                               Name:  Hugh T. Corcoran
                                               Title:    Managing Director


                                          By:        /s/ Eric Daouphars
                                             -----------------------------------
                                               Name:  Eric Daouphars
                                               Title:    Director

                                INDEX TO EXHIBITS
                                -----------------

                                                                  Paper (P) or
Exhibit No.            Description                                Electronic (E)
-----------            -----------                                --------------

99                     Collateral Term Sheets prepared by               E
                       UBS Warburg LLC in connection with
                       MASTR Alternative Loan Trust
                       2003-4 Mortgage Pass-Through
                       Certificates, Series 2003-4